Senior Housing Properties Trust First Quarter 2017 Supplemental Operating and Financial Data All amounts in this report are unaudited. Tenant: Advanced Bionics 146,385 Sq. Ft. Valencia, CA

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 T A B L E O F C O N T E N T S TABLE OF CONTENTS PAGE CORPORATE INFORMATION 6 Company Profile 7 Investor Information 8 Research Coverage 9 FINANCIALS 10 Key Financial Data 11 Condensed Consolidated Balance Sheets 12 Condensed Consolidated Statements of Income 13 Condensed Consolidated Statements of Income (Additional Data) 14 Consolidated Statements of Cash Flows 15 Debt Summary 16 Debt Maturity Schedule 17 Leverage Ratios, Coverage Ratios and Public Debt Covenants 18 Summary of Capital Expenditures 19 Property Acquisitions / Dispositions Information Since January 1, 2017 20 Calculation and Reconciliation of Net Operating Income (NOI) and Cash Basis NOI 21 Consolidated and Same Property Net Operating Income (NOI) and Cash Basis NOI 22 Calculation and Reconciliation of Net Operating Income (NOI), Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment for the Three Months Ended March 31, 2017 and 2016 23 Calculation and Reconciliation of EBITDA and Adjusted EBITDA 24 Calculation and Reconciliation of Funds from Operations (FFO) and Normalized FFO 25 Definitions of Certain Non-GAAP Financial Measures 26 PORTFOLIO INFORMATION 27 Portfolio Summary by Property Mix and Geographic Diversification 28 Portfolio Summary by Property Type and Tenant 29 Occupancy by Property Type and Tenant 30 Rent Coverage by Tenant (Triple Net Leased Senior Living Communities and Wellness Centers) 31 Triple Net Leased Senior Living Communities Segment and Same Property – Results of Operations 32 Managed Senior Living Communities Segment and Same Property – Results of Operations 33 MOB Portfolio Segment and Same Property - Results of Operations 34 MOB Leasing Summary 35 Tenants Representing 1% or More of Total Rent 36 Portfolio Lease Expiration Schedule 37 2

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 W A R N I N G C O N C E R N I N G F O R W A R D L O O K I N G S T A T E M E N T S 3 • • OUR ABILITY TO RETAIN OUR EXISTING TENANTS, ATTRACT NEW TENANTS AND MAINTAIN OR INCREASE CURRENT RENTAL RATES, • THE CREDIT QUALITIES OF OUR TENANTS, • OUR ABILITY TO COMPETE FOR ACQUISITIONS AND TENANCIES EFFECTIVELY, • OUR ACQUISITIONS AND SALES OF PROPERTIES, • THE ABILITY OF THE MANAGER OF OUR MANAGED SENIOR LIVING COMMUNITIES TO MAINTAIN AND INCREASE OCCUPANCY AND RATES AT THOSE COMMUNITIES, • OUR ABILITY TO PAY DISTRIBUTIONS TO OUR SHAREHOLDERS AND THE AMOUNT OF SUCH DISTRIBUTIONS, • OUR ABILITY TO RAISE DEBT OR EQUITY CAPITAL, • THE FUTURE AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY, • OUR ABILITY TO PAY INTEREST ON AND PRINCIPAL OF OUR DEBT, • OUR ABILITY TO APPROPRIATELY BALANCE OUR USE OF DEBT AND EQUITY CAPITAL, • OUR CREDIT RATINGS, • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP OF THE RMR GROUP INC., OR RMR INC., • OUR EXPECTATION THAT WE BENEFIT FROM OUR OWNERSHIP OF AFFILIATES INSURANCE COMPANY, OR AIC, AND FROM OUR PARTICIPATION IN INSURANCE PROGRAMS ARRANGED BY AIC, • OUR QUALIFICATION FOR TAXATION AS A REAL ESTATE INVESTMENT TRUST, OR REIT, • OUR BELIEF THAT THE AGING U.S. POPULATION AND INCREASING LIFE SPANS OF SENIORS WILL INCREASE THE DEMAND FOR SENIOR LIVING SERVICES, • • WARNING CONCERNING FORWARD LOOKING STATEMENTS OUR POLICIES AND PLANS REGARDING INVESTMENTS, FINANCINGS AND DISPOSITIONS, THIS PRESENTATION OF SUPPLEMENTAL OPERATING AND FINANCIAL DATA CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER WE USE WORDS SUCH AS "BELIEVE", "EXPECT", "ANTICIPATE", "INTEND", "PLAN", "ESTIMATE", "WILL", "MAY" AND NEGATIVES OR DERIVATIVES OF THESE OR SIMILAR EXPRESSIONS, WE ARE MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON OUR PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. FORWARD LOOKING STATEMENTS IN THIS PRESENTATION OF SUPPLEMENTAL OPERATING AND FINANCIAL DATA RELATE TO VARIOUS ASPECTS OF OUR BUSINESS, INCLUDING: OTHER MATTERS. OUR BELIEF THAT FIVE STAR SENIOR LIVING INC., OR FIVE STAR, OUR FORMER SUBSIDIARY AND LARGEST TENANT AND THE MANAGER OF OUR MANAGED SENIOR LIVING COMMUNITIES, HAS ADEQUATE FINANCIAL RESOURCES AND LIQUIDITY AND THE ABILITY TO MEET ITS OBLIGATIONS TO US AND TO MANAGE OUR SENIOR LIVING COMMUNITIES SUCCESSFULLY, AND

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017W ARNING CONCERNING FO R W ARD LOOKING S T A T EMENTS (continued ) 4 • • • • • • • • • • THE IMPACT OF CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON FIVE STAR AND ITS RESIDENTS AND OTHER CUSTOMERS, • COMPETITION WITHIN THE SENIOR LIVING SERVICES BUSINESS, • INCREASES IN INSURANCE AND TORT LIABILITY COSTS, AND • • • • • • • • • • • COMPLIANCE WITH, AND CHANGES TO, FEDERAL, STATE AND LOCAL LAWS AND REGULATIONS, ACCOUNTING RULES, TAX LAWS AND SIMILAR MATTERS, OUR ABILITY TO MAKE FUTURE DISTRIBUTIONS TO OUR SHAREHOLDERS AND TO MAKE PAYMENTS OF PRINCIPAL AND INTEREST ON OUR INDEBTEDNESS DEPENDS UPON A NUMBER OF FACTORS, INCLUDING OUR FUTURE EARNINGS, THE CAPITAL COSTS WE INCUR TO LEASE AND OPERATE OUR PROPERTIES AND OUR WORKING CAPITAL REQUIREMENTS. WE MAY BE UNABLE TO PAY OUR DEBT OBLIGATIONS OR TO MAINTAIN OUR CURRENT RATE OF DISTRIBUTIONS ON OUR COMMON SHARES AND FUTURE DISTRIBUTIONS MAY BE REDUCED OR ELIMINATED, RENTS THAT WE CAN CHARGE AT OUR PROPERTIES MAY DECLINE BECAUSE OF CHANGING MARKET CONDITIONS OR OTHERWISE, CONTINGENCIES IN OUR ACQUISITION AND SALE AGREEMENTS MAY NOT BE SATISFIED AND OUR PENDING ACQUISITIONS AND SALES AND ANY RELATED LEASES OR MANAGEMENT ARRANGEMENTS WE MAY EXPECT TO ENTER INTO MAY NOT OCCUR, MAY BE DELAYED OR THE TERMS OF SUCH TRANSACTIONS OR ARRANGEMENTS MAY CHANGE, OUR ABILITY TO GROW OUR BUSINESS AND INCREASE OUR DISTRIBUTIONS DEPENDS IN LARGE PART UPON OUR ABILITY TO BUY PROPERTIES AND ARRANGE FOR THEIR PROFITABLE OPERATION OR LEASE THEM FOR RENTS, LESS OUR PROPERTY OPERATING EXPENSES, THAT EXCEED OUR CAPITAL COSTS. WE MAY BE UNABLE TO IDENTIFY PROPERTIES THAT WE WANT TO ACQUIRE OR TO NEGOTIATE ACCEPTABLE PURCHASE PRICES, ACQUISITION FINANCING, MANAGEMENT AGREEMENTS OR LEASE TERMS FOR NEW PROPERTIES, LIMITATIONS IMPOSED ON OUR BUSINESS AND OUR ABILITY TO SATISFY COMPLEX RULES IN ORDER FOR US TO QUALIFY FOR TAXATION AS A REIT FOR U.S. FEDERAL INCOME TAX PURPOSES, COMPETITION WITHIN THE HEALTHCARE AND REAL ESTATE INDUSTRIES, AND ACTS OF TERRORISM, OUTBREAKS OF SO CALLED PANDEMICS OR OTHER MANMADE OR NATURAL DISASTERS BEYOND OUR CONTROL. FIVE STAR IS OUR LARGEST TENANT AND THE MANAGER OF OUR MANAGED SENIOR LIVING COMMUNITIES AND IT MAY EXPERIENCE FINANCIAL DIFFICULTIES AS A RESULT OF A NUMBER OF FACTORS, INCLUDING, BUT NOT LIMITED TO: FOR EXAMPLE: IF FIVE STAR'S OPERATIONS CONTINUE TO BE UNPROFITABLE, IT MAY DEFAULT ON ITS RENT OBLIGATIONS TO US, CHANGES IN MEDICARE OR MEDICAID POLICIES, INCLUDING THOSE THAT MAY RESULT FROM THE ACA, INCLUDING CURRENT PROPOSALS TO REPEAL AND REPLACE THE ACA AND OTHER EXISTING OR PROPOSED LEGISLATION OR REGULATIONS, WHICH COULD RESULT IN REDUCED MEDICARE OR MEDICAID RATES OR A FAILURE OF SUCH RATES TO COVER FIVE STAR'S COSTS OR LIMIT THE SCOPE OR FUNDING OF EITHER OR BOTH PROGRAMS, INCREASES IN FIVE STAR'S LABOR COSTS OR IN COSTS FIVE STAR PAYS FOR GOODS AND SERVICES. IF FIVE STAR FAILS TO PROVIDE QUALITY SERVICES AT SENIOR LIVING COMMUNITIES THAT WE OWN, OUR INCOME FROM THESE COMMUNITIES MAY BE ADVERSELY AFFECTED, IN RESPONSE TO COMPETITIVE PRESSURES RESULTING FROM RECENT AND EXPECTED NEW SUPPLY OF SENIOR LIVING COMMUNITIES, WE HAVE BEEN INVESTING CAPITAL IN OUR EXISTING SENIOR LIVING COMMUNITIES. OUR COMMUNITIES MAY FAIL TO BE COMPETITIVE AND THEY MAY FAIL TO ATTRACT RESIDENTS, DESPITE OUR CAPITAL INVESTMENTS, WE EXPECT TO ENTER INTO ADDITIONAL LEASE OR MANAGEMENT ARRANGEMENTS WITH FIVE STAR FOR ADDITIONAL SENIOR LIVING COMMUNITIES THAT WE OWN OR MAY ACQUIRE IN THE FUTURE. HOWEVER, WE CANNOT BE SURE THAT WE WILL ENTER INTO ANY ADDITIONAL LEASES, MANAGEMENT ARRANGEMENTS OR OTHER TRANSACTIONS WITH FIVE STAR, OUR OTHER TENANTS MAY EXPERIENCE LOSSES AND DEFAULT ON THEIR RENT OBLIGATIONS TO US, SOME OF OUR TENANTS MAY NOT RENEW EXPIRING LEASES, AND WE MAY BE UNABLE TO OBTAIN NEW TENANTS TO MAINTAIN OR INCREASE THE HISTORICAL OCCUPANCY RATES OF, OR RENTS FROM, OUR PROPERTIES, THE IMPACT OF CONDITIONS AND CHANGES IN THE ECONOMY AND THE CAPITAL MARKETS ON US AND OUR TENANTS AND MANAGERS, ACTUAL AND POTENTIAL CONFLICTS OF INTEREST WITH OUR RELATED PARTIES, INCLUDING OUR MANAGING TRUSTEES, FIVE STAR, THE RMR GROUP LLC, OR RMR LLC, RMR INC., AIC AND OTHERS AFFILIATED WITH THEM, OUR ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY OUR FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FACTORS THAT COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR FORWARD LOOKING STATEMENTS AND UPON OUR BUSINESS, RESULTS OF OPERATIONS, FINANCIAL CONDITION, FUNDS FROM OPERATIONS ATTRIBUTABLE TO SNH, OR FFO, NORMALIZED FUNDS FROM OPERATIONS ATTRIBUTABLE TO SNH, OR NORMALIZED FFO, NET OPERATING INCOME, OR NOI, CASH BASIS NOI, EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION, OR EBITDA, EBITDA AS ADJUSTED, OR ADJUSTED EBITDA, CASH FLOWS, LIQUIDITY AND PROSPECTS INCLUDE, BUT ARE NOT LIMITED TO: THE IMPACT OF THE PATIENT PROTECTION AND AFFORDABLE CARE ACT, AS AMENDED BY THE HEALTH CARE AND EDUCATION RECONCILIATION ACT, OR COLLECTIVELY, THE ACA, INCLUDING CURRENT PROPOSALS TO REPEAL AND REPLACE THE ACA AND OTHER EXISTING OR PROPOSED LEGISLATION OR REGULATIONS ON US, ON OUR TENANTS AND MANAGER AND ON THEIR ABILITY TO PAY OUR RENTS AND RETURNS,

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017W ARNING CONCERNING FO R W ARD LOOKING S T A T EMENTS (continued ) 5 • • • • • • • • • • • • CONTINUED AVAILABILITY OF BORROWINGS UNDER OUR REVOLVING CREDIT FACILITY IS SUBJECT TO OUR SATISFYING CERTAIN FINANCIAL COVENANTS AND OTHER CREDIT FACILITY CONDITIONS THAT WE MAY BE UNABLE TO SATISFY, ACTUAL COSTS UNDER OUR REVOLVING CREDIT FACILITY OR OTHER FLOATING RATE CREDIT FACILITIES WILL BE HIGHER THAN LIBOR PLUS A PREMIUM BECAUSE OF FEES AND EXPENSES ASSOCIATED WITH SUCH FACILITIES, EXCEPT AS REQUIRED BY LAW, WE DO NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. THE INFORMATION CONTAINED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, OR SEC, INCLUDING UNDER THE CAPTION "RISK FACTORS" IN OUR PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM OUR FORWARD LOOKING STATEMENTS. OUR FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC'S WEBSITE AT WWW.SEC.GOV. YOU SHOULD NOT PLACE UNDUE RELIANCE UPON OUR FORWARD LOOKING STATEMENTS. CURRENTLY UNEXPECTED RESULTS COULD OCCUR DUE TO MANY DIFFERENT CIRCUMSTANCES, SOME OF WHICH ARE BEYOND OUR CONTROL, SUCH AS NEW LEGISLATION OR REGULATIONS AFFECTING OUR BUSINESS OR THE BUSINESSES OF OUR TENANTS OR MANAGERS, CHANGES IN OUR TENANTS' OR MANAGERS' REVENUES OR COSTS, CHANGES IN OUR TENANTS' OR MANAGERS' FINANCIAL CONDITIONS, DEFICIENCIES IN OPERATIONS BY THE TENANTS OR MANAGER OF OUR SENIOR LIVING COMMUNITIES, CHANGED MEDICARE OR MEDICAID RATES, ACTS OF TERRORISM, NATURAL DISASTERS OR CHANGES IN CAPITAL MARKETS OR THE ECONOMY GENERALLY. THE BUSINESS AND PROPERTY MANAGEMENT AGREEMENTS BETWEEN US AND RMR LLC HAVE CONTINUING 20 YEAR TERMS. HOWEVER, THOSE AGREEMENTS PERMIT EARLY TERMINATION IN CERTAIN CIRCUMSTANCES. ACCORDINGLY, WE CANNOT BE SURE THAT THESE AGREEMENTS WILL REMAIN IN EFFECT FOR CONTINUING 20 YEAR TERMS. FOR THE THREE MONTHS ENDED MARCH 31, 2017, APPROXIMATELY 97% OF OUR NOI WAS GENERATED FROM PROPERTIES WHERE A MAJORITY OF THE REVENUES ARE DERIVED FROM OUR TENANTS’ AND RESIDENTS’ PRIVATE RESOURCES. THIS MAY IMPLY THAT WE WILL MAINTAIN OR INCREASE THE PERCENTAGE OF OUR NOI GENERATED FROM PRIVATE RESOURCES AT OUR SENIOR LIVING COMMUNITIES. HOWEVER, OUR RESIDENTS AND PATIENTS MAY BECOME UNABLE TO FUND OUR CHARGES WITH PRIVATE RESOURCES AND WE MAY BE REQUIRED OR MAY ELECT FOR BUSINESS REASONS TO ACCEPT OR PURSUE REVENUES FROM GOVERNMENT SOURCES, WHICH COULD RESULT IN AN INCREASED PART OF OUR NOI AND REVENUE BEING GENERATED FROM GOVERNMENT PAYMENTS AND OUR BECOMING MORE DEPENDENT ON GOVERNMENT PAYMENTS, WE MAY NOT BE ABLE TO SELL PROPERTIES THAT WE DETERMINE TO OFFER FOR SALE ON TERMS ACCEPTABLE TO US OR OTHERWISE, WE BELIEVE THAT OUR RELATIONSHIPS WITH OUR RELATED PARTIES, INCLUDING FIVE STAR, RMR LLC, RMR INC., ABP TRUST, AIC AND OTHERS AFFILIATED WITH THEM MAY BENEFIT US AND PROVIDE US WITH COMPETITIVE ADVANTAGES IN OPERATING AND GROWING OUR BUSINESS. HOWEVER, THE ADVANTAGES WE BELIEVE WE MAY REALIZE FROM THESE RELATIONSHIPS MAY NOT MATERIALIZE, OUR SENIOR LIVING COMMUNITIES ARE SUBJECT TO EXTENSIVE GOVERNMENT REGULATION, LICENSURE AND OVERSIGHT. WE SOMETIMES EXPERIENCE DEFICIENCIES IN THE OPERATION OF OUR SENIOR LIVING COMMUNITIES AND SOME OF OUR COMMUNITIES MAY BE PROHIBITED FROM ADMITTING NEW RESIDENTS OR OUR LICENSE TO CONTINUE OPERATIONS AT A COMMUNITY MAY BE REVOKED. ALSO, OPERATING DEFICIENCIES OR A LICENSE REVOCATION AT ONE OR MORE OF OUR SENIOR LIVING COMMUNITIES MAY HAVE AN ADVERSE IMPACT ON OUR ABILITY TO OBTAIN LICENSES FOR, OR ATTRACT RESIDENTS TO, OUR OTHER COMMUNITIES, AND THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY AND TERM LOANS MAY BE INCREASED TO UP TO $2.6 BILLION ON A COMBINED BASIS IN CERTAIN CIRCUMSTANCES. HOWEVER, INCREASING THE MAXIMUM BORROWING AVAILABILITY UNDER OUR REVOLVING CREDIT FACILITY AND TERM LOANS IS SUBJECT TO OUR OBTAINING ADDITIONAL COMMITMENTS FROM LENDERS, WHICH MAY NOT OCCUR, WE HAVE THE OPTION TO EXTEND THE MATURITY DATE OF OUR REVOLVING CREDIT FACILITY UPON PAYMENT OF A FEE AND MEETING OTHER CONDITIONS; HOWEVER, THE APPLICABLE CONDITIONS MAY NOT BE MET, CIRCUMSTANCES THAT ADVERSELY AFFECT THE ABILITY OF SENIORS OR THEIR FAMILIES TO PAY FOR OUR TENANTS' AND MANAGER'S SERVICES, SUCH AS ECONOMIC DOWNTURNS, WEAK HOUSING MARKET CONDITIONS, HIGHER LEVELS OF UNEMPLOYMENT AMONG OUR RESIDENTS' FAMILY MEMBERS, LOWER LEVELS OF CONSUMER CONFIDENCE, STOCK MARKET VOLATILITY AND/OR CHANGES IN DEMOGRAPHICS GENERALLY COULD AFFECT THE PROFITABILITY OF OUR SENIOR LIVING COMMUNITIES, THE PREMIUMS USED TO DETERMINE THE INTEREST RATE PAYABLE ON OUR REVOLVING CREDIT FACILITY AND TERM LOANS AND THE FACILITY FEE PAYABLE ON OUR REVOLVING CREDIT FACILITY ARE BASED ON OUR CREDIT RATINGS. FUTURE CHANGES IN OUR CREDIT RATINGS MAY CAUSE THE INTEREST AND FEES WE PAY TO INCREASE, WE MAY BE UNABLE TO REPAY OUR DEBT OBLIGATIONS WHEN THEY BECOME DUE,

CORPORATE INFORMATION 6 Tenant: AtriCure 95,780 Sq. Ft. Mason, OH

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 C O M P A N Y P R O F I L E 7 The Company: Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (t) (617) 796-8350 (f) (617) 796-8349 Management: Stock Exchange Listing: Nasdaq Trading Symbols: Common Shares: SNH 5.625% Senior Notes due 2042: SNHNI 6.250% Senior Notes due 2046: SNHNL Senior Unsecured Debt Ratings: Moody's: Baa3 Standard & Poor's: BBB- COMPANY PROFILE SNH is managed by The RMR Group LLC, the operating subsidiary of The RMR Group Inc. (Nasdaq: RMR). RMR is an alternative asset management company that was founded in 1986 to manage real estate companies and related businesses. RMR primarily provides management services to four publicly owned REITs and three real estate related operating businesses. In addition to managing SNH, RMR manages Hospitality Properties Trust, a REIT that owns hotels and travel centers, Select Income REIT, a REIT which owns properties that are primarily leased to single tenants, and Government Properties Income Trust, a REIT that primarily owns properties leased to the U.S. and state governments. RMR also provides management services to TravelCenters of America LLC, a publicly traded operator of travel centers along the U.S. Interstate Highway System, convenience stores and restaurants, Five Star Senior Living Inc., a publicly traded operator of senior living communities (including senior living communities that SNH owns), and Sonesta International Hotels Corporation, a privately owned franchisor and operator of hotels and cruise ships. RMR also manages publicly traded securities of real estate companies and private commercial real estate debt funds through wholly owned SEC registered investment advisory subsidiaries. As of March 31, 2017, RMR had $27.6 billion of real estate assets under management and the combined RMR managed companies had approximately $11 billion of annual revenues, over 1,400 properties and approximately 53,000 employees. We believe that being managed by RMR is a competitive advantage for SNH because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services. Senior Housing Properties Trust, or SNH, we, our or us, is a real estate investment trust, or REIT, which owns independent and assisted living communities, continuing care retirement communities, skilled nursing facilities, or SNFs, wellness centers, and properties leased to medical providers, medical related businesses, clinics and biotech laboratory tenants, or MOBs, located throughout the U.S. We are included in a number of stock indices, including the S&P 400 MidCap Index, Russell 1000® Index, the MSCI US REIT Index, FTSE EPRA/NAREIT United States Index and the S&P REIT Composite Index.

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 I N V E S T O R I N F O R M A T I O N 8 John L. Harrington Lisa Harris Jones Jeffrey P. Somers Independent Trustee Independent Trustee Lead Independent Trustee Adam D. Portnoy Barry M. Portnoy Managing Trustee Managing Trustee David J. Hegarty Richard W. Siedel, Jr. President & Chief Operating Officer Chief Financial Officer & Treasurer Investor Relations Inquiries Senior Housing Properties Trust Financial inquiries should be directed to Richard W. Siedel, Jr. Two Newton Place Chief Financial Officer & Treasurer, at (617) 796-8223, 255 Washington Street, Suite 300 or rsiedel@snhreit.com. Newton, MA 02458-1634 (t) (617) 796-8350 Investor and media inquiries should be directed to (f) (617) 796-8349 Brad Shepherd, Director, Investor Relations, at (email) info@snhreit.com (617) 796-8234, or bshepherd@snhreit.com. (website) www.snhreit.com Senior Management Contact Information INVESTOR INFORMATION Board of Trustees

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 R E S E A R C H C O V E R A G E 9 Bank of America / Merrill Lynch JMP Securities Robert W. Baird & Co. Juan Sanabria Peter Martin Drew Babin (646) 855-1589 (415) 835-8904 (610) 238-6634 juan.sanabria@baml.com pmartin@jmpsecurities.com dbabin@wbaird.com Cantor Fitzgerald Morgan Stanley UBS Joseph France Vikram Malhotra Nick Yulico (212) 915-1239 (212) 761-7064 (212) 713-3402 jfrance@cantor.com vikram.malhotra@morganstanley.com nick.yulico@ubs.com FBR & Co. Raymond James Wells Fargo Securities Bryan Maher Jonathan Hughes Todd Stender (646) 885-5423 (727) 567-2438 (212) 214-8067 bmaher@fbr.com jonathan.hughes@raymondjames.com todd.stender@wellsfargo.com Jefferies & Company RBC Capital Markets Omotayo Okusanya Michael Carroll (212) 336-7076 (440) 715-2649 tokusanya@jefferies.com michael.carroll@rbccm.com Moody’s Investors Service Standard & Poor’s Lori Marks Michael Souers (212) 553-1098 (212) 438-2508 lori.marks@moodys.com michael.souers@standardandpoors.com Rating Agencies SNH is followed by the equity research analysts and its publicly held debt is rated by the rating agencies listed above. Please note that any opinions, estimates or forecasts regarding SNH's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of SNH or its management. SNH does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies. RESEARCH COVERAGE Equity Research Coverage

FINANCIALS 10 Bozeman Lodge 131 Independent and Assisted Living Units Bozeman, MT Tenant: Radiant Senior Living

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 K E Y F I N A N C I A L D A T A 11 3/31/2017 12/31/2016 9/30/2016 6/30/2016 3/31/2016 Selected Balance Sheet Data: Total gross assets (1) 8,597,102$ 8,555,765$ 8,510,876$ 8,501,876$ 8,347,701$ Total assets 7,220,204$ 7,227,754$ 7,230,098$ 7,265,767$ 7,154,151$ Total liabilities 3,801,180$ 4,028,349$ 3,991,130$ 3,980,199$ 3,831,407$ Total shareholders' equity 3,419,024$ 3,199,405$ 3,238,968$ 3,285,568$ 3,322,744$ Selected Income Statement Data: Total revenues (2) 264,561$ 274,296$ 263,983$ 261,367$ 258,375$ Net income 32,281$ 42,885$ 27,903$ 39,233$ 31,272$ Net income attributable to common shareholders 32,155$ 42,885$ 27,903$ 39,233$ 31,272$ NOI (3) 163,504$ 173,275$ 160,636$ 163,893$ 160,426$ Adjusted EBITDA (4) 152,984$ 162,505$ 150,157$ 153,661$ 150,222$ FFO (5) 104,874$ 117,522$ 104,825$ 111,505$ 109,885$ Normalized FFO (5) 108,432$ 118,601$ 105,733$ 111,685$ 110,330$ Per Common Share Data (basic and diluted): Net income attributable to common shareholders 0.14$ 0.18$ 0.12$ 0.17$ 0.13$ FFO (5) 0.44$ 0.50$ 0.44$ 0.47$ 0.46$ Normalized FFO (5) 0.46$ 0.50$ 0.45$ 0.47$ 0.46$ Dividends: Annualized distribution paid per common share (6) 1.56$ 1.56$ 1.56$ 1.56$ 1.56$ Annualized distribution yield (at end of period) (6) 7.7% 8.2% 6.9% 7.5% 8.7% Normalized FFO payout ratio (basic and diluted) (5) (6) 85.4% 78.1% 87.6% 83.0% 84.8% (1) Total gross assets is total assets plus accumulated depreciation. (2) In the fourth quarter of 2016, we recognized $10.2 million of percentage rent for the year ended December 31, 2016. (3) (4) (5) (6) The amounts stated reflect the regular quarterly distribution rates per share annualized. Annualized distribution yield is the annualized distribution paid during the period divided by the closing price at the end of the period. See page 25 for the calculation of funds from operations attributable to SNH, or FFO, and Normalized FFO and a reconciliation of net income attributable to common shareholders determined in accordance with GAAP to these amounts. KEY FINANCIAL DATA See page 24 for the calculation of earnings before interest, taxes, depreciation and amortization, or EBITDA, and EBITDA as adjusted, or Adjusted EBITDA, and a reconciliation of net income determined in accordance with U.S. generally accepted accounting principles, or GAAP, to these amounts. See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount. As of and For the Three Months Ended (dollars in thousands, except per share data)

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 C O N D E N S E D C O N S O L I D A T E D B A L A N C E S H E E T S 12 As of March 31, 2017 As of December 31, 2016 ASSETS Real estate properties: Land 805,827$ 803,773$ Buildings and improvements 6,961,929 6,926,750 7,767,756 7,730,523 Accumulated depreciation (1,376,898) (1,328,011) 6,390,858 6,402,512 Cash and cash equivalents 32,272 31,749 Restricted cash 3,126 3,829 Acquired real estate leases and other intangible assets, net 496,620 514,446 Other assets, net 297,328 275,218 Total assets 7,220,204$ 7,227,754$ LIABILITIES AND EQUITY Unsecured revolving credit facility 97,000$ 327,000$ Unsecured term loans, net 547,246 547,058 Senior unsecured notes, net 1,723,484 1,722,758 Secured debt and capital leases, net 1,114,796 1,117,649 Accrued interest 33,522 18,471 Assumed real estate lease obligations, net 103,521 106,038 Other liabilities 181,611 189,375 Total liabilities 3,801,180 4,028,349 Commitments and contingencies Equity: Equity attributable to common shareholders: 2,375 2,375 Additional paid in capital 4,607,410 4,533,456 Cumulative net income 1,651,040 1,618,885 Cumulative other comprehensive income 58,716 34,549 Cumulative distributions (3,082,502) (2,989,860) Total equity attributable to common shareholders 3,237,039 3,199,405 Noncontrolling interest: Total equity attributable to noncontrolling interest 181,985 — Total equity 3,419,024 3,199,405 Total liabilities and equity 7,220,204$ 7,227,754$ (amounts in thousands, except share and per share data) CONDENSED CONSOLIDATED BALANCE SHEETS Common shares of beneficial interest, $.01 par value: 300,000,000 shares authorized, 237,544,479 shares issued and outstanding at March 31, 2017 and December 31, 2016

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 C O N D E N S E D C O N S O L I D A T E D S T A T E M E N T S O F I N C O M E 13 2017 2016 Revenues: Rental income 166,443$ 161,421$ Residents fees and services 98,118 96,954 Total revenues 264,561 258,375 Expenses: Property operating expenses 101,057 97,949 Depreciation and amortization 73,175 71,223 General and administrative 15,083 10,863 Acquisition and certain other transaction related costs 292 439 Impairment of assets — 7,390 Total expenses 189,607 187,864 Operating income 74,954 70,511 Dividend income 659 — Interest and other income 120 64 Interest expense (43,488) (39,280) Loss on early extinguishment of debt — (6) Income from continuing operations before income tax expense and equity in earnings of an investee 32,245 31,289 Income tax expense (92) (94) Equity in earnings of an investee 128 77 Net income 32,281 31,272 Net income attributable to noncontrolling interest (126) — Net income attributable to common shareholders 32,155$ 31,272$ Weighted average common shares outstanding (basic) 237,391 237,315 Weighted average common shares outstanding (diluted) 237,416 237,329 Per common share data (basic and diluted): Net income attributable to common shareholders 0.14$ 0.13$ For the Three Months Ended March 31, CONDENSED CONSOLIDATED STATEMENTS OF INCOME (amounts in thousands, except per share data)

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 C O N D E N S E D C O N S O L I D A T E D S T A T E M E N T S O F I N C O M E ( A D D I T I O N A L D A T A ) 14 2017 2016 Additional Data: General and administrative expenses / total revenues 5.7% 4.2% General and administrative expenses / total assets (at end of period) 0.2% 0.1% Non-cash stock based compensation 390$ 518$ Non-cash lease termination fees included in rental income —$ 42$ 3,266$ —$ Continuing Operations: Straight line rent included in rental income (2) 3,429$ 4,561$ Lease value amortization included in rental income (2) 1,291$ 1,254$ Amortization of deferred financing fees and debt premiums / discounts 1,459$ 1,356$ Non-cash amortization included in property operating expenses (3) 199$ 199$ Non-cash amortization included in general and administrative expenses (3) 744$ 744$ (1) (2) (3) (dollars in thousands) CONDENSED CONSOLIDATED STATEMENTS OF INCOME (ADDITIONAL DATA) For the Three Months Ended March 31, We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR common stock in June 2015. This liability is being amortized on a straight line basis through December 31, 2035 as an allocated reduction to business management fees and property management fees, which are included in general and administrative expenses and property operating expenses, respectively. Estimated business management incentive fees (1) Incentive fees under our business management agreement are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expenses in our condensed consolidated statements of income. We report rental income on a straight line basis over the terms of the respective leases; accordingly, rental income includes non-cash straight line rent adjustments. Rental income also includes non-cash amortization of intangible lease assets and liabilities and lease termination fees, if any.

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 C O N S O L I D A T E D S T A T E M E N T S O F C A S H F L O W S 15 2017 2016 Cash flows from operating activities: Net income 32,281$ 31,272$ Adjustments to reconcile net income to cash provided by operating activities: Depreciation and amortization 73,175 71,223 Amortization of debt issuance costs and debt discounts and premiums 1,459 1,356 Straight line rental income (3,429) (4,561) Amortization of acquired real estate leases and other intangible assets (1,291) (1,254) Loss on early extinguishment of debt — 6 Impairment of assets — 7,390 Other non-cash adjustments (943) (985) Equity in earnings of an investee (128) (77) Change in assets and liabilities: Restricted cash 703 (698) Other assets 3,901 664 Accrued interest 15,051 16,654 Other liabilities (6,001) 1,821 Net cash provided by operating activities 114,778 122,811 Cash flows from investing activities: Real estate acquisitions and deposits (14,326) (23,651) Real estate improvements (30,171) (23,173) Proceeds from sale of properties — 644 Net cash used for investing activities (44,497) (46,180) Cash flows from financing activities: Proceeds from issuance of senior unsecured notes — 250,000 Proceeds from borrowings on revolving credit facility 94,000 98,000 Repayments of borrowings on revolving credit facility (324,000) (312,000) Repayment of other debt (2,929) (9,957) Payment of debt issuance costs — (8,517) Proceeds from noncontrolling interest, net 255,813 — Distributions to shareholders (92,642) (92,614) Net cash used for financing activities (69,758) (75,088) Increase in cash and cash equivalents: 523 1,543 Cash and cash equivalents at beginning of period 31,749 37,656 Cash and cash equivalents at end of period 32,272$ 39,199$ Supplemental cash flows information: Interest paid 26,978$ 21,269$ For the Three Months Ended March 31, CONSOLIDATED STATEMENTS OF CASH FLOWS (amounts in thousands)

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 D E B T S U M M A R Y 16 Coupon Interest Principal Maturity Due at Years to Rate Rate (1) Balance (2) Date Maturity Maturity Unsecured Debt: Unsecured Floating Rate Debt: Unsecured revolving credit facility (LIBOR + 130 b.p.) (3) 2.248% 2.248% 97,000$ 1/15/2018 97,000$ 0.8 Unsecured term loan (LIBOR + 140 b.p.) (4) 2.184% 2.184% 350,000 1/15/2020 350,000 2.8 Unsecured term loan (LIBOR + 180 b.p.) (5) 2.783% 2.783% 200,000 9/28/2022 200,000 5.5 Weighted average rate / total unsecured floating rate debt 2.379% 2.379% 647,000$ 647,000$ 3.3 Unsecured Fixed Rate Debt: Senior notes due 2019 3.250% 3.250% 400,000 5/1/2019 400,000 2.1 Senior notes due 2020 6.750% 6.750% 200,000 4/15/2020 200,000 3.0 Senior notes due 2021 6.750% 6.750% 300,000 12/15/2021 300,000 4.7 Senior notes due 2024 4.750% 4.750% 250,000 5/1/2024 250,000 7.1 Senior notes due 2042 5.625% 5.625% 350,000 8/1/2042 350,000 25.4 Senior notes due 2046 6.250% 6.250% 250,000 2/1/2046 250,000 28.9 Weighted average rate / total unsecured fixed rate debt 5.368% 5.368% 1,750,000$ 1,750,000$ 11.8 Weighted average rate / total unsecured debt 4.561% 4.561% 2,397,000$ 2,397,000$ 9.5 Secured Debt: Secured Fixed Rate Debt: Mortgage - secured by 1 property (6) 6.150% 4.180% 10,596 8/1/2017 10,578 0.3 Mortgage - secured by 1 property 6.730% 4.730% 8,615 4/1/2018 8,328 1.0 Mortgages - secured by 1 property 6.310% 4.450% 12,716 10/1/2018 12,352 1.5 Mortgages - secured by 1 property 6.240% 4.550% 12,009 10/1/2018 11,697 1.5 Mortgage - secured by 10 properties 4.470% 4.350% 69,411 10/5/2018 66,196 1.5 Mortgage - secured by 1 property 4.690% 4.280% 6,531 1/1/2019 6,271 1.8 Mortgage - secured by 4 properties 3.790% 4.270% 44,233 7/1/2019 42,184 2.3 Mortgage - secured by 17 properties (7) 6.710% 6.710% 278,219 9/1/2019 266,704 2.4 Mortgage - secured by 1 property 7.490% 7.490% 3,001 1/1/2022 62 4.8 Mortgage - secured by 1 property 6.280% 5.170% 14,164 7/1/2022 10,744 5.3 Mortgage - secured by 1 property 4.850% 3.790% 11,545 10/1/2022 10,479 5.5 Capital leases - 2 properties 7.700% 7.700% 11,278 4/30/2026 - 9.1 Mortgages - secured by 1 property (8) 3.530% 3.530% 620,000 8/1/2026 620,000 9.3 Mortgage - secured by 1 property 6.250% 6.250% 2,786 2/1/2033 26 15.9 Mortgage - secured by 1 property (9) 5.950% 5.950% 8,836 8/1/2037 1,211 20.4 Mortgage - secured by 1 property 4.375% 4.375% 4,405 9/1/2043 23 26.4 Weighted average rate / total secured fixed rate debt 4.637% 4.548% 1,118,345$ 1,066,855$ 6.6 Weighted average rate / total debt 4.585% 4.557% 3,515,345$ 3,463,855$ 8.6 (1) Includes the effect of mark to market accounting for certain assumed mortgages and premiums and discounts on certain mortgages and unsecured notes. Excludes effects of offering and transaction costs. (2) The principal balances are the amounts actually payable pursuant to contracts. In accordance with GAAP, our carrying values and recorded interest expense may be different because of market conditions at the time we assumed certain of these debts. (3) (4) Represents amount outstanding under our $350,000 term loan. This term loan is prepayable without penalty at any time. (5) Represents amount outstanding under our $200,000 term loan. This term loan is prepayable without penalty after September 29, 2017. (6) In May 2017, we prepaid this secured debt. (7) In April 2017, we prepaid this secured debt. (8) The property encumbered by these mortgages is owned by a joint venture, in which we own a 55% equity interest. (9) In May 2017, we gave notice of our intention to prepay, at par plus accrued interest, this secured debt; we expect to make this prepayment in June 2017. Represents amount outstanding under our revolving credit facility. Subject to our payment of an extension fee and meeting other conditions, we have an option to extend the stated maturity date of our revolving credit facility by an additional year to January 15, 2019. Interest rate is as of March 31, 2017 and excludes the 30 basis points facility fee. DEBT SUMMARY (dollars in thousands) As of March 31, 2017

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 DEBT M A TURIT Y SCHEDUL E 17 Unsecured Unsecured Secured Floating Fixed Fixed Rate Year Rate Debt Rate Debt Debt (1) Total 2017 —$ —$ 19,157$ (2) 19,157$ 2018 97,000 (3) — 109,768 206,768 2019 — 400,000 320,919 (4) 720,919 2020 350,000 (5) 200,000 3,080 553,080 2021 — 300,000 3,327 303,327 2022 200,000 (5) — 23,467 223,467 2023 — — 1,968 1,968 2024 — 250,000 2,141 252,141 2025 — — 2,329 2,329 Thereafter — 600,000 632,189 (6) 1,232,189 Principal balance 647,000$ 1,750,000$ 1,118,345$ 3,515,345$ Unamortized debt issuance costs, premiums and discounts (2,754) (26,516) (3,549) (32,819) Total debt 644,246$ 18.5% 1,723,484$ 49.5% 1,114,796$ 32.0% 3,482,526$ 100.0% (1) Includes $11,278 of capital lease obligations due in April 2026. (2) In May 2017, we prepaid approximately $10,579 of secured fixed rate debt which had a maturity date in August 2017. (3) (4) In April 2017, we prepaid approximately $277,837 of secured fixed rate debt which had a maturity date in September 2019. (5) (6) Represents the outstanding balance under each of our two term loans. We have a $350,000 term loan which has a maturity date of January 15, 2020 and interest payable on the amount outstanding of LIBOR plus 140 basis points. This term loan is prepayable without penalty at any time. We also have a $200,000 term loan which has a maturity date of September 28, 2022 and interest payable on the amount outstanding of LIBOR plus 180 basis points. This term loan is prepayable without penalty after September 29, 2017. In May 2017, we gave notice of our intention to prepay, at par plus accrued interest, approximately $8.8 million of secured fixed rate debt which has a maturity date in August 2037; we expect to make this prepayment in June 2017. Represents amounts outstanding under our revolving credit facility. We have a $1,000,000 revolving credit facility which has a maturity date of January 15, 2018, interest payable on borrowings of LIBOR plus 130 basis points and a facility fee of 30 basis points. Subject to our payment of an extension fee and meeting other conditions, we have an option to extend the stated maturity date of our revolving credit facility by an additional year to January 15, 2019. DEBT MATURITY SCHEDULE As of March 31, 2017 (dollars in thousands) % of Total % of Total % of Total % of Total

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 L E V E R A G E R A T I O S , C O V E R A G E R A T I O S A N D P U B L I C D E B T C O V E N A N T S 18 3/31/2017 12/31/2016 9/30/2016 6/30/2016 3/31/2016 Leverage Ratios: Total debt (book value) (1) / total gross assets (2) 40.5% 43.4% 42.9% 43.1% 41.9% Total debt (book value) (1) / gross book value of real estate assets (3) 42.0% 45.0% 44.6% 44.8% 43.7% Total debt (book value) (1) / total market capitalization (4) 42.0% 45.2% 40.4% 42.6% 45.2% Secured debt (book value) (1) / total assets 15.4% 15.5% 16.2% 8.9% 9.4% Variable rate debt (book value) (1) / total debt (book value) (1) 18.5% 23.5% 20.9% 35.4% 31.7% Coverage Ratios: Adjusted EBITDA (5) / interest expense 3.5x 3.7x 3.5x 3.7x 3.8x Total debt (book value) (1) / annualized Adjusted EBITDA (5) 5.7x 5.7x 6.1x 6.0x 5.8x Public Debt Covenants: Total debt / adjusted total assets (6) - allowable maximum 60.0% 41.3% 44.3% 43.9% 44.2% 43.2% Secured debt / adjusted total assets (6) - allowable maximum 40.0% 13.1% 13.3% 13.9% 7.8% 8.2% Consolidated income available for debt service (7) / debt service - required minimum 1.50x 3.75x 3.80x 3.75x 3.94x 3.81x Total unencumbered assets (6) / unsecured debt - required minimum 150.0% 273.2% 247.4% 252.8% 237.5% 245.7% (1) (2) Total gross assets is total assets plus accumulated depreciation. (3) (4) Total market capitalization is total debt plus the market value of our common shares at the end of each period. (5) (6) (7) LEVERAGE RATIOS, COVERAGE RATIOS AND PUBLIC DEBT COVENANTS Debt amounts are net of certain unamortized premiums, discounts and certain issuance costs. Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment and gains and losses on sales of assets and early extinguishment of debt, determined together with debt service on a pro forma basis for the four consecutive fiscal quarters most recently ended. See page 24 for the calculation of Adjusted EBITDA and a reconciliation of net income determined in accordance with GAAP to that amount. As of and For the Three Months Ended Gross book value of real estate assets is real estate properties at cost, before depreciation and purchase price allocations, less impairment writedowns, if any. Excludes properties classified as held for sale, if any. Adjusted total assets and total unencumbered assets include original cost of real estate assets before depreciation, but after impairment write downs, and exclude accounts receivable and intangible assets.

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 S U M M A R Y O F C A P I T A L E X P E N D I T U R E S 19 3/31/2017 12/31/2016 9/30/2016 6/30/2016 3/31/2016 MOB tenant improvements (1) 2,265$ 7,453$ 2,652$ 1,743$ 389$ MOB leasing costs (2) 1,108 1,828 1,220 965 857 MOB building improvements (3) 1,580 2,874 3,816 4,759 1,977 Managed senior living communities capital improvements 3,786 5,510 4,542 2,628 3,620 Recurring capital expenditures 8,739 17,665 12,230 10,095 6,843 Development, redevelopment and other activities (4) 9,492 7,167 7,362 10,847 6,459 Total capital expenditures (5) 18,231$ 24,832$ 19,592$ 20,942$ 13,302$ MOB avg. sq. ft. during period 11,492 11,416 11,506 11,527 11,380 Managed senior living communities avg. units during period 8,793 8,793 8,716 8,585 8,571 MOB building improvements per avg. sq. ft. during period 0.14$ 0.25$ 0.33$ 0.41$ 0.17$ Managed senior living communities capital improvements per avg. unit during period 431$ 627$ 521$ 306$ 422$ (1) MOB tenant improvements generally include capital expenditures to improve tenants' space or amounts paid directly to tenants to improve their space. (2) MOB leasing costs generally include leasing related costs, such as brokerage commissions and other tenant inducements. (3) MOB building improvements generally include expenditures to replace obsolete building components and expenditures that extend the useful life of existing assets. (4) Development, redevelopment and other activities generally include (1) capital expenditures that are identified at the time of a property acquisition and incurred within a short period after acquiring the property and (2) capital expenditure projects that reposition a property or result in new sources of revenue. (5) During the three months ended March 31, 2017, we invested $11.6 million in revenue producing capital improvements at certain of our triple net leased senior living communities, and as a result, annual rents payable to us increased or will increase by approximately $0.9 million, pursuant to the terms of certain of our leases. These capital improvement amounts are not included in the table above. For the Three Months Ended SUMMARY OF CAPITAL EXPENDITURES (dollars and sq. ft. in thousands, except per sq. ft. and unit data)

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 P R O P E R T Y A C Q U I S I T I O N S / D I S P O S I T I O N S I N F O R M A T I O N S I N C E J A N U A R Y 1 , 2 0 1 7 20 Acquisitions: Weighted Number of Purchase Average Date Properties Purchase Price Cap Remaining Segment Acquired (Buildings) Sq. Ft. Price (1) per Sq. Ft. Rate (2) Lease Term (3) Occupancy (4) Major Tenant MOB 1/17/2017 1 (1) 117 15,071$ 129$ 7.7% 10.6 100.0% University of Kansas Health System Dispositions: (5) (1) Represents the purchase price, including assumed debt, if any, and excludes acquisition costs and purchase price allocation adjustments, if any. (2) (3) Weighted average remaining lease term based on rental income at the time of acquisition. (4) Occupancy based on leasable square feet as of acquisition date. (5) Represents the ratio of the estimated GAAP-based annual rental income, excluding the impact of above and below market lease amortization, less estimated annual property operating expenses, if any, and excluding depreciation and amortization expense, to the purchase price on the date of acquisition, including the principal amount of any assumed debt and excluding acquisition costs. In March 2017, we entered into a joint venture with a sovereign institutional investor for one of our MOBs (two buildings) located in Boston, MA. The investor contributed approximately $260.9 million for a 45% equity interest in the joint venture, and we retained the remaining 55% equity interest in the joint venture. The investment amount was based on a property valuation of $1.2 billion less $620.0 million of existing mortgage debts on the property at the time of the investment. PROPERTY ACQUISITIONS / DISPOSITIONS INFORMATION SINCE JANUARY 1, 2017 (dollars and sq. ft. in thousands, except per sq. ft. and unit data) Location Mission, KS

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 C A L C U L A T I O N A N D R E C O N C I L I A T I O N O F N E T O P E R A T I N G I N C O M E ( N O I ) A N D C A S H B A S I S N O I 21 3/31/2017 12/31/2016 9/30/2016 6/30/2016 3/31/2016 Calculation of NOI and Cash Basis NOI: Revenues: Rental income 166,443$ 175,277$ 165,503$ 163,997$ 161,421$ Residents fees and services 98,118 99,019 98,480 97,370 96,954 Total revenues 264,561 274,296 263,983 261,367 258,375 Property operating expenses (101,057) (101,021) (103,347) (97,474) (97,949) Property net operating income (NOI): 163,504 173,275 160,636 163,893 160,426 Non-cash straight line rent adjustments (3,429) (4,006) (4,292) (4,745) (4,561) Lease value amortization (1,291) (1,147) (1,236) (1,303) (1,254) Lease termination fee amortization — — — — (42) Non-cash amortization included in property operating expenses (2) (199) (199) (199) (199) (199) Cash Basis NOI 158,585$ 167,923$ 154,909$ 157,646$ 154,370$ Reconciliation of Net Income to NOI and Cash Basis NOI: Net income 32,281$ 42,885$ 27,903$ 39,233$ 31,272$ Gain on sale of properties — — — (4,061) — Income before gain on sale of properties 32,281 42,885 27,903 35,172 31,272 Equity in earnings of an investee (128) (30) (13) (17) (77) Income tax expense 92 106 119 108 94 Loss on early extinguishment of debt — 437 84 — 6 Interest expense 43,488 43,737 43,438 41,118 39,280 Interest and other income (120) (99) (89) (177) (64) Dividend income (659) (659) (659) (789) — Operating income 74,954 86,377 70,783 75,415 70,511 Impairment of assets — 1,744 4,578 4,961 7,390 Acquisition and certain other transaction related costs 292 642 824 180 439 General and administrative expense 15,083 11,619 12,107 11,965 10,863 Depreciation and amortization expense 73,175 72,893 72,344 71,372 71,223 Property NOI 163,504 173,275 160,636 163,893 160,426 Non-cash amortization included in property operating expenses (2) (199) (199) (199) (199) (199) Lease termination fee amortization — — — — (42) Lease value amortization (1,291) (1,147) (1,236) (1,303) (1,254) Non-cash straight line rent adjustments (3,429) (4,006) (4,292) (4,745) (4,561) Cash Basis NOI 158,585$ 167,923$ 154,909$ 157,646$ 154,370$ (1) (2) See Definitions of Certain Non-GAAP Financial Measures on page 26 for a definition of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI) AND CASH BASIS NOI (1) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees, which are included in property operating expenses. For the Three Months Ended (amounts in thousands)

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 C O N S O L I D A T E D A N D S A M E P R O P E R T Y N E T O P E R A T I N G I N C O M E ( N O I ) A N D C A S H B A S I S N O I 22 3/31/2017 3/31/2016 % Change NOI: Triple Net Leased Senior Living Communities 67,252$ 64,945$ 3.6% Managed Senior Living Communities 24,238 24,776 (2.2% ) MOB Portfolio 67,469 66,174 2.0% Non-Segment (2) 4,545 4,531 0.3% Total 163,504$ 160,426$ 1.9% Cash Basis NOI: Triple Net Leased Senior Living Communities 66,476$ 63,773$ 4.2% Managed Senior Living Communities 24,238 24,776 (2.2% ) MOB Portfolio 63,519 61,482 3.3% Non-Segment (2) 4,352 4,339 0.3% Total 158,585$ 154,370$ 2.7% 3/31/2017 3/31/2016 % Change NOI: Triple Net Leased Senior Living Communities 64,795$ 64,099$ 1.1% Managed Senior Living Communities 22,976 23,716 (3.1% ) MOB Portfolio 64,505 64,995 (0.8% ) Non-Segment (2) 4,545 4,531 0.3% Total 156,821$ 157,341$ (0.3% ) Cash Basis NOI: Triple Net Leased Senior Living Communities 64,018$ 62,993$ 1.6% Managed Senior Living Communities 22,976 23,716 (3.1% ) MOB Portfolio 60,929 60,434 0.8% Non-Segment (2) 4,352 4,339 0.3% Total 152,275$ 151,482$ 0.5% (2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members. (3) Consists of properties owned continuously and properties owned and managed continuously by the same operator since January 1, 2016 and includes our property subject to a joint venture arrangement and excludes properties classified as held for sale, if any. (dollars in thousands) CONSOLIDATED NET OPERATING INCOME (NOI) AND CASH BASIS NOI (1) For the Three Months Ended For the Three Months Ended (3) (dollars in thousands) SAME PROPERTY NOI AND CASH BASIS NOI (1) (1) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and page 23 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment.

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 Calculation of NOI and Cash Basis NOI: Triple Net Leased Senior Living Communities Managed Senior Living Communities MOBs Non-Segment (2) Total Triple Net Leased Senior Living Communities Managed Senior Living Communities MOBs Non-Segment (2) Total Rental income / residents fees and services 67,252$ 98,118$ 94,646$ 4,545$ 264,561$ 65,308$ 96,954$ 91,582$ 4,531$ 258,375$ Property operating expenses - (73,880) (27,177) - (101,057) (363) (72,178) (25,408) - (97,949) Property net operating income (NOI) 67,252$ 24,238$ 67,469$ 4,545$ 163,504$ 64,945$ 24,776$ 66,174$ 4,531$ 160,426$ NOI change 3.6% (2.2% ) 2.0% 0.3% 1.9% Property NOI 67,252$ 24,238$ 67,469$ 4,545$ 163,504$ 64,945$ 24,776$ 66,174$ 4,531$ 160,426$ Less: Non-cash straight line rent adjustments 776 - 2,515 138 3,429 1,172 - 3,252 137 4,561 Lease value amortization - - 1,236 55 1,291 - - 1,199 55 1,254 Lease termination fee amortization - - - - - - - 42 - 42 Non-cash amortization included in property operating expenses (3) - - 199 - 199 - - 199 - 199 Cash Basis NOI 66,476$ 24,238$ 63,519$ 4,352$ 158,585$ 63,773$ 24,776$ 61,482$ 4,339$ 154,370$ Cash Basis NOI change 4.2% (2.2% ) 3.3% 0.3% 2.7% Reconciliation of NOI to Same Property NOI: Property NOI 67,252$ 24,238$ 67,469$ 4,545$ 163,504$ 64,945$ 24,776$ 66,174$ 4,531$ 160,426$ Less: NOI not included in same property 2,457 1,262 2,964 - 6,683 846 1,060 1,179 - 3,085 Same property NOI (4) 64,795$ 22,976$ 64,505$ 4,545$ 156,821$ 64,099$ 23,716$ 64,995$ 4,531$ 157,341$ Same property NOI change 1.1% (3.1% ) (0.8% ) 0.3% (0.3% ) Reconciliation of Same Property NOI to Same Property Cash Basis NOI: Same property NOI (4) 64,795$ 22,976$ 64,505$ 4,545$ 156,821$ 64,099$ 23,716$ 64,995$ 4,531$ 157,341$ Less: Non-cash straight line rent adjustments 777 - 2,178 138 3,093 1,106 - 3,282 137 4,525 Lease value amortization - - 1,199 55 1,254 - - 1,082 55 1,137 Non-cash amortization included in property operating expenses (3) - - 199 - 199 - - 197 - 197 Same property cash basis NOI (4) 64,018$ 22,976$ 60,929$ 4,352$ 152,275$ 62,993$ 23,716$ 60,434$ 4,339$ 151,482$ Same property cash basis NOI change 1.6% (3.1% ) 0.8% 0.3% 0.5% (2) Includes the operating results of certain properties that offer wellness, fitness and spa services to members. (4) Consists of properties owned continuously and properties owned and managed continuously by the same operator since January 1, 2016 and includes our property subject to a joint venture arrangement and excludes properties classified as held for sale, if any. (dollars in thousands) (3) We recorded a liability for the amount by which the estimated fair value for accounting purposes exceeded the price we paid for our investment in RMR common stock in June 2015. A portion of this liability is being amortized on a straight line basis through December 31, 2035 as a reduction to property management fees, which are included in property operating expenses. (1) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and Definitions of Certain Non-GAAP Financial Measures on page 26 for a definition of NOI and Cash Basis NOI, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. For the Three Months Ended March 31, 2017 For the Three Months Ended March 31, 2016 CALCULATION AND RECONCILIATION OF NET OPERATING INCOME (NOI), CASH BASIS NOI, SAME PROPERTY NOI AND SAME PROPERTY CASH BASIS NOI BY SEGMENT (1) C A L C U L A T I O N A N D R E C O N C I L I A T I O N O F N E T O P E R A T I N G I N C O M E ( N O I ) , C A S H B A S I S N O I , S A M E P R O P E R T Y N O I A N D S A M E P R O P E R T Y C A S H B A S I S N O I B Y S E G M E N T F O R T H E T H R E E M O N T H S E N D E D M A R C H 3 1 , 2 0 1 7 A N D 2 0 1 6 23

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 C A L C U L A T I O N A N D R E C O N C I L I A T I O N O F E B I T D A A N D A D J U S T E D E B I T D A 24 3/31/2017 12/31/2016 9/30/2016 6/30/2016 3/31/2016 Net income 32,281$ 42,885$ 27,903$ 39,233$ 31,272$ Interest expense 43,488 43,737 43,438 41,118 39,280 Income tax expense 92 106 119 108 94 Depreciation and amortization expense 73,175 72,893 72,344 71,372 71,223 EBITDA 149,036 159,621 143,804 151,831 141,869 General and administrative expense paid in common shares (2) 390 61 867 750 518 Estimated business management incentive fees (3) 3,266 — — — — Acquisition and certain other transaction related costs 292 642 824 180 439 Impairment of assets — 1,744 4,578 4,961 7,390 Loss on early extinguishment of debt — 437 84 — 6 Gain on sale of properties — — — (4,061) — Adjusted EBITDA 152,984$ 162,505$ 150,157$ 153,661$ 150,222$ (1) (2) (3) Incentive fees under our business management agreement are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income. In calculating net income in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income, we do not include these amounts in the calculation of Adjusted EBITDA until the fourth quarter, when the amount of the business management incentive fee expense for the calendar year, if any, is determined. CALCULATION AND RECONCILIATION OF EBITDA AND ADJUSTED EBITDA (1) Amounts represent equity compensation awarded to our trustees, officers and certain other employees of The RMR Group LLC. See Definitions of Certain Non-GAAP Financial Measures on page 26 for a definition of EBITDA and Adjusted EBITDA and a description of why we believe they are appropriate supplemental measures. (amounts in thousands) For the Three Months Ended

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 CALCUL A TION AND RECONCILI A T I O N O F F F O A N D N O R M A L I Z E D F F O 25 3/31/2017 12/31/2016 9/30/2016 6/30/2016 3/31/2016 Net income attributable to common shareholders 32,155$ 42,885$ 27,903$ 39,233$ 31,272$ Depreciation and amortization expense 73,175 72,893 72,344 71,372 71,223 Noncontrolling interest's share of net FFO adjustments (456) — — — — Gain on sale of properties — — — (4,061) — Impairment of assets — 1,744 4,578 4,961 7,390 FFO 104,874 117,522 104,825 111,505 109,885 Estimated business management incentive fees (2) 3,266 — — — — Acquisition and certain other transaction related costs 292 642 824 180 439 Loss on early extinguishment of debt — 437 84 — 6 Normalized FFO 108,432$ 118,601$ 105,733$ 111,685$ 110,330$ Weighted average common shares outstanding (basic) 237,391 237,391 237,347 237,325 237,315 Weighted average common shares outstanding (diluted) 237,416 237,393 237,396 237,363 237,329 Per Common Share Data (basic and diluted): Net income attributable to common shareholders 0.14$ 0.18$ 0.12$ 0.17$ 0.13$ FFO 0.44$ 0.50$ 0.44$ 0.47$ 0.46$ Normalized FFO 0.46$ 0.50$ 0.45$ 0.47$ 0.46$ (1) (2) Incentive fees under our business management agreement are payable after the end of each calendar year, are calculated based on common share total return, as defined, and are included in general and administrative expense in our condensed consolidated statements of income. In calculating net income attributable to common shareholders in accordance with GAAP, we recognize estimated business management incentive fee expense, if any, in the first, second and third quarters. Although we recognize this expense, if any, in the first, second and third quarters for purposes of calculating net income attributable to common shareholders, we do not include these amounts in the calculation of Normalized FFO until the fourth quarter, when the amount of business management incentive fee expense for the calendar year, if any, is determined. CALCULATION AND RECONCILIATION OF FFO AND NORMALIZED FFO (1) See Definitions of Certain Non-GAAP Financial Measures on page 26 for a definition of FFO and Normalized FFO, a description of why we believe they are appropriate supplemental measures and a description of how we use these measures. (amounts in thousands, except per share data) For the Three Months Ended

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 D E F I N I T I O N S O F C E R T A I N N O N - G A A P F I N A N C I A L M E A S U R E S 26 NOI and Cash Basis NOI The calculations of NOI and Cash Basis NOI exclude certain components of net income in order to provide results that are more closely related to our property level results of operations. We calculate NOI and Cash Basis NOI as shown on page 21. We define NOI as income from our real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions because we record those amounts as depreciation and amortization. We define Cash Basis NOI as NOI excluding non- cash straight line rent adjustments, lease value amortization, lease termination fee amortization, if any, and non-cash amortization included in property operating expenses. We consider NOI and Cash Basis NOI to be appropriate supplemental measures to net income because they may help both investors and management to understand the operations of our properties. We use NOI and Cash Basis NOI internally to evaluate individual and company wide property level performance, and we believe that NOI and Cash Basis NOI provide useful information to investors regarding our results of operations because these measures reflect only those income and expense items that are generated and incurred at the property level and may facilitate comparisons of our operating performance between periods and with other REITs. NOI and Cash Basis NOI do not represent cash generated by operating activities in accordance with GAAP and should not be considered as an alternative to net income or operating income as an indicator of our operating performance or as a measure of our liquidity. These measures should be considered in conjunction with net income and operating income as presented in our Condensed Consolidated Statements of Income. Other REITs and real estate companies may calculate NOI and Cash Basis NOI differently than we do. EBITDA and Adjusted EBITDA We calculate EBITDA and Adjusted EBITDA as shown on page 24. We consider EBITDA and Adjusted EBITDA to be appropriate supplemental measures of our operating performance, along with net income, net income attributable to common shareholders and operating income. We believe that EBITDA and Adjusted EBITDA provide useful information to investors because by excluding the effects of certain historical amounts, such as interest, depreciation and amortization expense, EBITDA and Adjusted EBITDA may facilitate a comparison of current operating performance with our past operating performance. EBITDA and Adjusted EBITDA do not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income or operating income as an indicator of operating performance or as a measure of our liquidity. These measures should be considered in conjunction with net income and operating income as presented in our Condensed Consolidated Statements of Income. Other REITs and real estate companies may calculate EBITDA and Adjusted EBITDA differently than we do. FFO and Normalized FFO We calculate FFO and Normalized FFO as shown on page 25. FFO is calculated on the basis defined by the National Association of Real Estate Investment Trusts, or NAREIT, which is net income attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of properties and impairment of real estate assets, plus real estate depreciation and amortization and the difference between net income attributable to common shareholders and FFO attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. Our calculation of Normalized FFO differs from NAREIT's definition of FFO because we include business management incentive fees, if any, only in the fourth quarter versus the quarter when they are recognized as expense in accordance with GAAP due to their quarterly volatility not necessarily being indicative of our core operating performance and the uncertainty as to whether any such business management incentive fees will be payable when all contingencies for determining such fees are determined at the end of the calendar year, and we exclude acquisition and certain other transaction related costs such as legal and professional fees associated with our acquisition and disposition activities, gains and losses on early extinguishment of debt, if any, and Normalized FFO from noncontrolling interest, net of FFO, if any. We consider FFO and Normalized FFO to be appropriate supplemental measures of operating performance for a REIT, along with net income attributable to common shareholders and operating income. We believe that FFO and Normalized FFO provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization expense, FFO and Normalized FFO may facilitate a comparison of our operating performance between periods and with other REITs. FFO and Normalized FFO are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in our revolving credit facility and term loan agreements and our public debt covenants, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance and our expected needs and availability of cash to pay our obligations. FFO and Normalized FFO do not represent cash generated by operating activities in accordance with GAAP and should not be considered as alternatives to net income, net income attributable to common shareholders or operating income as an indicator of our operating performance or as a measure of our liquidity. These measures should be considered in conjunction with net income, net income attributable to common shareholders and operating income as presented in our Condensed Consolidated Statements of Income. Other REITs and real estate companies may calculate FFO and Normalized FFO differently than we do. DEFINITIONS OF CERTAIN NON-GAAP FINANCIAL MEASURES

PORTFOLIO INFORMATION 27 The Forum at Deer Creek 291 Independent Living , Assisted Living and Skilled Nursing Units Deerfield Beach, FL Tenant: Five Star Senior Living

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 P O R T F O L I O S U M M A R Y B Y P R O P E R T Y M I X A N D G E O G R A P H I C D I V E R S I F I C A T I O N 28 Independent Living 28% Assisted Living 25% MOBs 41% SNFs 3% Wellness Centers 3% Property Mix (based on Q1 2017 NOI)(1) MA 14% CA 10% FL 10% TX 7% GA 5% MD 4% WI 4% NC 3% VA 3% NY 3% 32 Other States + D.C. 37% Geographic Diversification (based on Gross Book Value of Real Estate Assets as of March 31, 2017)(2) PORTFOLIO SUMMARY BY PROPERTY MIX AND GEOGRAPHIC DIVERSIFICATION (1) See Page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount. (2) Gross book value of real estate assets is real estate properties at cost, before depreciation and purchase price allocations, less impairment writedowns, if any.

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 P O R T F O L I O S U M M A R Y B Y P R O P E R T Y T Y P E A N D T E N A N T 29 Number of Investment Number of Units / Beds Carrying Value of % of Total per Unit / Bed % of Q1 2017 Properties or Square Feet Investment (1) Investment or Square Foot (2) Q1 2017 NOI (3) Total NOI Property Type: Independent living (4) 68 16,452 2,298,962$ 29.6% 139,738$ 46,754$ 28.5% Assisted living (4) 197 14,435 2,007,693 25.8% 139,085$ 40,503 24.8% Skilled nursing facilities (4) 39 4,131 183,330 2.4% 44,379$ 4,233 2.6% Subtotal senior living communities 304 35,018 4,489,985 57.8% 128,219$ 91,490 55.9% MOBs (5) 120 11,552,323 sq. ft. 3,097,754 39.9% 268$ 67,469 41.3% Wellness centers 10 812,000 sq. ft. 180,017 2.3% 222$ 4,545 2.8% Total 434 7,767,756$ 100.0% 163,504$ 100.0% Tenant / Operator / Managed Properties: Five Star 185 20,187 2,301,253$ 29.6% 113,997$ 50,985$ 31.2% Sunrise Senior Living / Marriott (6) 4 1,619 126,326 1.6% 78,027$ 3,142 1.9% Brookdale Senior Living 18 894 68,673 0.9% 76,815$ 1,801 1.1% 11 private senior living companies (combined) 29 3,520 508,448 6.5% 144,445$ 11,324 6.9% Subtotal triple net leased senior living communities 236 26,220 3,004,700 38.6% 114,596$ 67,252 41.1% Managed senior living communities (7) 68 8,798 1,485,285 19.2% 168,821$ 24,238 14.8% Subtotal senior living communities 304 35,018 4,489,985 57.8% 128,219$ 91,490 55.9% MOBs (5) 120 11,552,323 sq. ft. 3,097,754 39.9% 268$ 67,469 41.3% Wellness centers 10 812,000 sq. ft. 180,017 2.3% 222$ 4,545 2.8% Total 434 7,767,756$ 100.0% 163,504$ 100.0% (1) (2) (3) (4) (5) (6) Marriott International, Inc., or Marriott, guarantees the lessee's obligations under these leases. (7) These senior living communities are managed for our account and include properties leased to our taxable REIT subsidiaries, or TRSs. See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount. Senior living communities are categorized by the type of living units or beds which constitute a majority of the living units or beds at the community. Represents investment carrying value divided by the number of living units, beds or rentable square feet at March 31, 2017. These 120 MOB properties are comprised of 146 buildings. Our MOB leases include some triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expense, and some net and modified gross leases where we are responsible for the operation and maintenance of the properties, and we charge tenants for some or all of the property operating costs. A small percentage of our MOB leases are so-called "full-service" leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs. (dollars in thousands, except investment per unit / bed or square foot) Amounts are at cost before depreciation, but after impairment write downs, if any. As of March 31, 2017 PORTFOLIO SUMMARY BY PROPERTY TYPE AND TENANT

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 O C C U P A N C Y B Y P R O P E R T Y T Y P E A N D T E N A N T 30 12/31/2016 9/30/2016 6/30/2016 3/31/2016 12/31/2015 Property Type: Independent living 86.9% 86.9% 86.9% 87.1% 87.3% Assisted living 85.9% 86.2% 86.6% 86.8% 86.9% Skilled nursing facilities 79.0% 78.5% 78.7% 78.6% 78.7% Weighted average occupancy senior living communities 85.5% 85.6% 85.8% 86.0% 86.1% MOBs (3) 96.5% 95.9% 95.9% 95.8% 96.4% Wellness centers 100.0% 100.0% 100.0% 100.0% 100.0% Tenant / Managed Properties: Five Star 83.6% 83.9% 84.2% 84.4% 84.5% Sunrise Senior Living / Marriott (4) 91.8% 91.0% 90.3% 90.3% 90.6% Brookdale Senior Living 84.5% 85.6% 86.6% 87.9% 89.3% 11 private senior living companies (combined) 90.1% 88.8% 88.4% 88.1% 87.6% Weighted average occupancy triple net leased senior living communities 85.0% 85.1% 85.3% 85.4% 85.4% Managed senior living communities (5) 87.2% 87.3% 87.5% 87.8% 88.1% Weighted average occupancy senior living communities 85.5% 85.6% 85.8% 86.0% 86.1% MOBs (3) 96.5% 95.9% 95.9% 95.8% 96.4% Wellness centers 100.0% 100.0% 100.0% 100.0% 100.0% (1) Excludes operating data from properties that were sold during the periods presented. (2) Operating data for multi-tenant MOBs are presented as of the end of the period shown; operating data for other tenants are presented for the 12 month period ended on the dates shown, or the most recent prior 12 month period for which tenant and manager operating results are available to us. (3) MOB occupancy data is as of quarter end and includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. MOB occupancy as of March 31, 2017 was 96.4%. (4) Marriott guarantees the lessee's obligations under these leases. (5) All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. Excludes historical data for periods prior to our ownership of certain properties. For the Twelve Months Ended (2) OCCUPANCY BY PROPERTY TYPE AND TENANT (1) These senior living communities are managed for our account and include properties leased to our TRSs. Occupancy for the 12 month period ended or, if shorter, from the date of acquisition through March 31, 2017, was 86.6% .

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 R E N T C O V E R A G E B Y T E N A N T (TRIPLE NET LEASED SENIO R L I V I N G C O M M U N I T I E S A N D W E L L N E S S C E N T E R S ) 31 12/31/2016 9/30/2016 6/30/2016 3/31/2016 12/31/2015 Five Star 1.19x 1.21x 1.23x 1.23x 1.23x Sunrise Senior Living / Marriott (2) 2.05x 1.98x 1.94x 1.93x 1.94x Brookdale Senior Living 2.59x 2.64x 2.71x 2.76x 2.81x 11 private senior living companies (combined) 1.28x 1.25x 1.26x 1.29x 1.35x Weighted average rent coverage triple net leased senior living communities 1.30x 1.31x 1.33x 1.33x 1.34x Wellness centers 1.91x 1.89x 1.90x 1.90x 1.91x Total 1.33x 1.35x 1.36x 1.37x 1.38x (1) (2) Marriott guarantees the lessee's obligations under these leases. All tenant operating data presented are based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. Excludes historical data for periods prior to our ownership of certain properties. Rent coverage is calculated as operating cash flows from our tenants' facility operations of our properties, before subordinated charges, if any, divided by rent payable to us. Excludes operating data from properties that were sold during the periods presented. Tenant RENT COVERAGE BY TENANT (TRIPLE NET LEASED SENIOR LIVING COMMUNITIES AND WELLNESS CENTERS) (1) For the Twelve Months Ended

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 TRIPLE NET LEASED SENIOR LIVING C O M M U N I T I E S S E G M E N T A N D S A M E P R O P E R T Y – R E S U L T S O F O P E R A T I O N S 32 2017 2016 Number of Properties 236 231 Number of Units 26,220 26,114 Occupancy (2) 85.0% 85.4% Rent Coverage (2) 1.30x 1.34x Rental Income 67,252$ 65,308$ NOI (3) 67,252$ 64,945$ Cash Basis NOI (3) 66,476$ 63,773$ NOI % change 3.6% Cash Basis NOI % change 4.2% 2017 (4) 2016 (4) Number of Properties 227 227 Number of Units 25,549 25,549 Occupancy (2) 85.0% 85.4% Rent Coverage (2) 1.30x 1.34x Rental Income 64,795$ 64,099$ NOI (3) 64,795$ 64,099$ Cash Basis NOI (3) 64,018$ 62,993$ NOI % change 1.1% Cash Basis NOI % change 1.6% (1) Includes independent and assisted living communities and SNFs. (2) (3) (4) As of and For the Three Months Ended March 31, TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SEGMENT - RESULTS OF OPERATIONS (1) (dollars in thousands) Consists of triple net leased senior living communities owned continuously since January 1, 2016 and excludes communities classified as held for sale, if any. All tenant operating data presented are based upon the operating results provided by our tenants for the 12 months ended December 31, 2016 and 2015 or for the most recent prior period for which tenant operating results are available to us. Rent coverage is calculated as operating cash flows from our triple net leased tenants’ facility operations, before subordinated charges, if any, divided by triple net lease minimum rents payable to us. We have not independently verified tenant operating data. Excludes historical data for periods prior to our ownership of certain properties as well as for properties sold during the periods presented. See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and page 23 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment. TRIPLE NET LEASED SENIOR LIVING COMMUNITIES SAME PROPERTY - RESULTS OF OPERATIONS (1) (dollars in thousands) As of and For the Three Months Ended March 31,

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 M A N A G E D S E N I O R L I V I N G C O M M U N I T I E S S E G M E N T A N D S A M E P R O P E R T Y – R E S U L T S O F O P E R A T I O N S 33 2017 2016 Number of Properties (1) 68 65 Number of Units (1) 8,798 8,535 Occupancy 86.0% 87.5% Average Monthly Rate (2) 4,322$ 4,274$ Average Monthly Rate % Growth 1.1% -- Residents Fees and Services 98,118$ 96,954$ Property Operating Expenses (73,880) (72,178) NOI (3) 24,238$ 24,776$ NOI Margin % (4) 24.7% 25.6% NOI % Change (2.2% ) 2017 (5) 2016 (5) Number of Properties 60 60 Number of Units 8,102 8,102 Occupancy 86.1% 87.2% Average Monthly Rate (2) 4,349$ 4,273$ Average Monthly Rate % Growth 1.8% -- Residents Fees and Services 91,086$ 92,021$ Property Operating Expenses (68,110) (68,305) NOI (3) 22,976$ 23,716$ NOI Margin % (4) 25.2% 25.8% NOI % Change (3.1% ) (1) (2) (3) (4) NOI margin % is defined as NOI as a percentage of residents fees and services. (5) Consists of managed senior living communities owned and managed by the same operator continuously since January 1, 2016 and excludes communities classified as held for sale, if any. As of and For the Three Months Ended March 31, As of and For the Three Months Ended March 31, MANAGED SENIOR LIVING COMMUNITIES SAME PROPERTY - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate) See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and page 23 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment. Includes only those managed senior living communities owned and managed for our account during the periods presented. Average monthly rate is calculated by taking the average daily rate, which is defined as total residents fees and services divided by occupied units during the period, and multiplying it by 30 days. MANAGED SENIOR LIVING COMMUNITIES SEGMENT - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate)

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 M O B P O R T F O L I O S E G M E N T A N D S A M E P R O P E R T Y - R E S U L T S O F O P E R A T I O N S 34 2017 2016 Number of Properties 120 122 Number of Buildings 146 148 Square Feet (1) 11,552 11,444 Occupancy (2) 96.4% 95.8% Rental Income (3) 94,646$ 91,582$ NOI (4) 67,469$ 66,174$ Cash Basis NOI (4) 63,519$ 61,482$ NOI Margin % (5) 71.3% 72.3% Cash Basis NOI Margin % (6) 69.9% 70.6% NOI % Change 2.0% Cash Basis NOI % Change 3.3% 2017 (7) 2016 (7) Number of Properties 116 116 Number of Buildings 140 140 Square Feet (1) 11,046 11,040 Occupancy (2) 96.2% 96.3% Rental Income (3) 90,962$ 90,139$ NOI (4) 64,505$ 64,995$ Cash Basis NOI (4) 60,929$ 60,434$ NOI Margin % (5) 70.9% 72.1% Cash Basis NOI Margin % (6) 69.6% 70.5% NOI % Change (0.8% ) Cash Basis NOI % Change 0.8% (1) Prior periods exclude space re-measurements made subsequent to those periods. (2) (3) Includes some triple net lease rental income. (4) (5) NOI margin % is defined as NOI as a percentage of rental income. (6) (7) Consists of MOBs owned continuously since January 1, 2016 and includes our property subject to a joint venture arrangement and excludes properties classified as held for sale, if any. Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any. MOB PORTFOLIO SEGMENT - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Three Months Ended March 31, MOB PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS (dollars and sq. ft. in thousands) As of and For the Three Months Ended March 31, Occupancy includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. See page 21 for the calculation of NOI and a reconciliation of net income determined in accordance with GAAP to that amount, and page 23 for the calculations and reconciliations of NOI, cash basis NOI, same property NOI and same property cash basis NOI by segment from consolidated NOI by segment.

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 M O B L E A S I N G S U M M A R Y 35 3/31/2017 12/31/2016 9/30/2016 6/30/2016 3/31/2016 Properties 120 119 119 123 122 Buildings 146 145 145 149 148 Total sq. ft. (1) 11,552 11,431 11,401 11,610 11,444 Occupancy (2) 96.4% 96.5% 95.9% 95.9% 95.8% Leasing Activity (sq. ft.): New leases 51 138 54 46 34 Renewals 186 43 139 137 309 Total 237 181 193 183 343 Rent Rate on New and Renewed Leases New leases 23.08$ 26.38$ 30.42$ 32.62$ 27.59$ Renewals 31.69$ 31.46$ 37.42$ 32.12$ 14.00$ Average net annual rent 29.83$ 27.59$ 35.48$ 32.24$ 15.34$ Leasing Costs and Concession Commitments (3): New leases 1,567$ 3,013$ 2,261$ 1,441$ 804$ Renewals 2,801 434 2,709 1,692 2,058 Total 4,368$ 3,447$ 4,970$ 3,133$ 2,862$ Leasing Costs and Concession Commitments per Sq. Ft. (3): New leases 30.72$ 21.89$ 42.26$ 31.14$ 23.78$ Renewals 15.03$ 10.09$ 19.53$ 12.39$ 6.66$ All new and renewed leases 18.40$ 19.08$ 25.85$ 17.13$ 8.35$ Weighted Average Lease Term (years) (4): New leases 5.4 8.1 7.6 5.8 5.0 Renewals 5.6 4.4 6.8 5.3 6.5 All new and renewed leases 5.6 7.1 7.0 5.4 6.2 Leasing Costs and Concession Commitments per Sq. Ft. per Year (3): New leases 5.66$ 2.71$ 5.56$ 5.40$ 4.80$ Renewals 2.66$ 2.30$ 2.89$ 2.33$ 1.03$ All new and renewed leases 3.28$ 2.69$ 3.72$ 3.15$ 1.34$ (1) Sq. ft. measurements are subject to modest changes when space is re-measured or re-configured for new tenants. (2) Occupancy includes (i) space being fitted out for occupancy pursuant to existing leases and (ii) space which is leased but is not occupied or is being offered for sublease by tenants. (3) Includes commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. (4) Weighted based on annualized rental income pursuant to existing leases as of March 31, 2017, including straight line rent adjustments and estimated recurring expense reimbursements and excluding lease value amortization. The above leasing summary is based on leases entered into during the periods indicated. MOB LEASING SUMMARY (dollars and sq. ft. in thousands, except per sq. ft. data) As of and For the Three Months Ended

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 T E N A N T S R E P R E S E N T I N G 1 % O R M O R E O F T O T A L R E N T 36 % of Annualized Annualized Rental Facility Type Rental Income (1) Income (1) Expiration 1 Five Star Senior living 209,930$ 27.5% 2024 - 2032 2 Vertex Pharmaceuticals, Inc. (2) MOB 90,215 11.8% 2028 3 Aurora Health Care, Inc. MOB 16,896 2.2% 2024 4 Sunrise Senior Living, Inc. / Marriott Senior living 14,810 1.9% 2023 5 Pacifica Senior Living Senior living 13,424 1.8% 2023 6 Cedars-Sinai Medical Center MOB 13,479 1.8% 2017 - 2025 7 Life Time Fitness, Inc. Wellness center 10,550 1.4% 2028 8 The Scripps Research Institute MOB 10,177 1.3% 2019 9 Brookdale Senior Living, Inc. Senior living 9,006 1.2% 2032 10 Medtronic, Inc. MOB 8,217 1.1% 2017 - 2020 11 HCA Holdings, Inc. MOB 8,091 1.1% 2018 - 2025 12 Reliant Medical Group, Inc. MOB 7,595 1.0% 2019 13 Nanotherapeutics, Inc. MOB 7,384 1.0% 2031 14 Starmark Holdings, LLC Wellness Center 7,546 1.0% 2023 All Other Tenants (3) 336,399 43.9% 2017 - 2035 Total Tenants 763,719$ 100.0% (1) (2) (3) Includes NOI (three months ended March 31, 2017, annualized) from our managed senior living communities. The property leased by this tenant is owned by a joint venture, in which we own a 55% equity interest. Rental income presented includes 100% of rental income as reported under GAAP. As of March 31, 2017 Annualized rental income is based on rents pursuant to existing leases as of March 31, 2017. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of the MOBs and wellness centers. TENANTS REPRESENTING 1% OR MORE OF TOTAL RENT (dollars in thousands) Tenant

Senior Housing Properties Trust Supplemental Operating and Financial Data, March 31, 2017 P O R T F O L I O L E A S E E X P I R A T I O N S C H E D U L E 37 Year Senior Living Communities (2) MOBs Wellness Centers Total Percent of Total Annualized Rental Income Expiring Cumulative Percentage of Annualized Rental Income Expiring 2017 -$ 25,785$ -$ 25,785$ 3.4% 3.4% 2018 - 24,867 - 24,867 3.3% 6.7% 2019 590 39,991 - 40,581 5.3% 12.0% 2020 - 31,751 - 31,751 4.2% 16.2% 2021 1,424 17,095 - 18,519 2.4% 18.6% 2022 - 17,616 - 17,616 2.3% 20.9% 2023 28,234 11,842 7,546 47,622 6.2% 27.1% 2024 68,801 38,166 - 106,967 14.0% 41.1% 2025 - 12,735 - 12,735 1.7% 42.8% Thereafter (3) 277,380 149,346 10,550 437,276 57.2% 100.0% Total 376,429$ 369,194$ 18,096$ 763,719$ 100.0% Average remaining lease term for all properties (weighted by annualized rental income): 9.3 years Year Senior Living Communities (Units / Beds) (2) Percent of Total Living Units / Beds Expiring Cumulative Percentage of Total Living Units / Beds Expiring MOBs (Square Feet) Wellness Centers (Square Feet) Total Square Feet Percent of Total Square Feet Expiring Cumulative Percentage of Total Square Feet Expiring 2017 - 0.0% 0.0% 842,780 - 842,780 7.1% 7.1% 2018 - 0.0% 0.0% 829,409 - 829,409 6.9% 14.0% 2019 175 0.5% 0.5% 1,273,365 - 1,273,365 10.7% 24.7% 2020 - 0.0% 0.5% 1,441,246 - 1,441,246 12.1% 36.8% 2021 361 1.0% 1.5% 488,859 - 488,859 4.1% 40.9% 2022 - 0.0% 1.5% 709,410 - 709,410 5.9% 46.8% 2023 2,263 6.5% 8.0% 786,809 354,000 1,140,809 9.6% 56.4% 2024 6,561 18.7% 26.7% 1,444,844 - 1,444,844 12.1% 68.5% 2025 - 0.0% 26.7% 535,419 - 535,419 4.5% 73.0% Thereafter (3) 25,658 73.3% 100.0% 2,778,792 458,000 3,236,792 27.0% 100.0% Total 35,018 100.0% 11,130,933 812,000 11,942,933 100.0% (1) (2) (3) Includes 8,798 living units leased to our TRSs. (4) Includes 100% of square feet from a property owned by a joint venture in which we own 55% . Includes triple net leased and managed independent living communities, assisted living communities, continuing care retirement communities and SNFs. Includes NOI (three months ended March 31, 2017, annualized) from our managed senior living communities. Living Units / Beds Square Feet Number of Living Units / Beds or Square Feet with Leases Expiring (4) PORTFOLIO LEASE EXPIRATION SCHEDULE (dollars in thousands) Annualized Rental Income (1) As of March 31, 2017 Annualized rental income is based on rents pursuant to existing leases as of March 31, 2017. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our MOBs and wellness centers; and includes NOI (three months ended March 31, 2017, annualized) from our managed senior living communities. Rental income amounts also include 100% of rental income as reported under GAAP from a property owned by a joint venture in which we own 55% .